UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 10, 2022

On Track Innovations Ltd.

(Exact Name of Registrant as Specified in Its Charter)

Israel

(State or Other Jurisdiction of Incorporation)

000-49877	N/A
(Commission File Number)	(IRS Employer Identification No.)

Hatnufa 5, Yokneam Industrial Zone Box 372, Yokneam, Israel	2069200
(Address of Principal Executive Offices)	(Zip Code)

011 972 4 6868000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 10, 2022, On Track Innovations Ltd. (the “Company”) held an extraordinary general meeting of its shareholders (the “Meeting”) to consider certain proposals related to the Agreement and Plan of Merger, dated March 17, 2022, by and among the Company, Nayax Ltd., a company incorporated under the laws of the State of Israel (“Nayax”), and OTI Merger Sub Ltd., an Israeli company and a wholly-owned subsidiary of Nayax (the “Merger Sub”) (the “Merger Agreement”).

All proposals voted on at the Meeting were approved as recommended by the Board of Directors of the Company.

The final results of the shareholder voting at the Meeting are set forth below. Shareholders voted on the following proposals:

Proposal No. 1 – Approval of the Merger.

The acquisition of the Company by Nayax, including: (i) the Merger Agreement; (ii) the merger of Merger Sub with and into the Company (the “Merger”) on the terms and subject to the conditions set forth in the Merger Agreement and in accordance with Sections 314-327 of the Israeli Companies Law, 5759-1999, following which Merger Sub will cease to exist as a separate legal entity and the Company will become a wholly-owned subsidiary of Nayax, with the Company being the surviving corporation in the Merger (the “Surviving Corporation”); (iii) the consideration to be received by the shareholders of the Company in the Merger, consisting of $4,500,000 in cash, without interest and less any applicable withholding taxes (the “Merger Consideration”), to be divided among the holders of the Company’s ordinary shares outstanding immediately prior to the effective time of the Merger; and (iv) all other transactions and arrangements contemplated by the Merger Agreement, was approved by the Company’s shareholders, as follows*:

For	Against	Abstain	Broker Non-Votes
35,046,820	4,688,760	2,000	0

*	Voting results below exclude shares voted by shareholders indicating that they did not affirm that they are not an OTI Merger Sub Ltd. affiliate (as defined in the proxy statement filed by the Company with the Securities and Exchange Commission on April 5, 2022).

Proposal No. 2 – Advisory Vote regarding the Merger-Related Executive Compensation.

The shareholders approved, on a non-binding, advisory basis, certain compensation that may be paid or become payable to the Company’s executive officers and/or directors in connection with the Merger and the agreements and understandings pursuant to which such compensation may be paid or become payable. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
33,823,319	5,962,753	1,443,445	0

A vote regarding the adjournment of the Meeting (Proposal number 3) was deemed not necessary or appropriate because there were sufficient votes at the time of the Meeting to approve the adoption of the Merger Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

On Track Innovations Ltd.

Date: May 10, 2022	By:	/s/ Assaf Cohen
	Name:	Assaf Cohen
	Title:	Chief Financial Officer

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